Exhibit 10.29

AMENDMENT NO. 1

TO

JOINT VENTURE AND OPERATING AGREEMENT

THIS AMENDMENT NO. 1 TO JOINT VENTURE AND OPERATING AGREEMENT (the “Amendment”) is made and entered into as of November 9, 2011 (the “Amendment Effective Date”), by and between Solazyme, Inc. (“Solazyme”) and Roquette Frères, S.A., a French société anonyme (“Roquette”). Capitalized terms used but not defined herein are as defined in the Agreement (defined below).

WHEREAS, Solazyme and Roquette entered into a Joint Venture and Operating Agreement (the “Agreement”) as of November 3, 2010 and collectively own 100% of the Percentage Interests of the Company;

WHEREAS, Solazyme and Roquette desire to amend the Agreement to provide that (i) Roquette will make available during Phase 1 and 2 to the Company additional working capital financing in the form of a senior secured loan, in an amount not to exceed * for use by the Company, and (ii) Solazyme will guarantee repayment of (A) one half of the aggregate draw-downs from such Roquette facility, up to an aggregate principal amount of * and (B) * of the associated fees, interest and expenses; and

WHEREAS, Solazyme and Roquette desire to make additional ancillary additions, deletions and changes to the Agreement.

NOW THEREFORE, in consideration of the covenants and promises set forth herein, and for other valuable consideration, Solazyme and Roquette agree as follows:

1. AMENDMENT OF THE AGREEMENT. Solazyme and Roquette hereby amend the terms of the Agreement as provided herein. To the extent that the Agreement is explicitly amended by this Amendment, the terms of this Amendment will control over terms of the Agreement that are contrary to, or conflict with, this Amendment. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force.

1.1. Addition of Section 4.2(d). A new subsection (d) is hereby added to Section 4.2 of Agreement that provides as follows:

“(d) Should the Company require additional capital, in excess of that provided in this Agreement, and in addition to financing that may be secured independently by the Company, the Board may cause a Capital Call to be made to the Members and such capital, if so called, will be provided by the Members in accordance with their Percentage Interests. The form of such contributions shall be equivalent from each Member (that is, equity, debt, or debt and equity).”

Confidential

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2. Amendment of Section 5.1. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.1 Phase 1 and Phase 2.

(a) During Phase 1 and 2 of the Business, upon the unanimous written request of the Board, Roquette agrees to provide debt financing to the Company, or in the alternative guarantee the debt financing that a third party provides to the Company, in the amount of up to *.

(b) During Phase 1 and 2 of the Business, upon the unanimous written request of the Board, Roquette agrees to provide additional debt financing to the Company in the amount of up to *. In connection with the foregoing, Solazyme shall guarantee the repayment to Roquette of (i) fifty percent (50%) of the aggregate outstanding principal draw-downs under such facility in an aggregate principal amount not to exceed * plus (ii) * of the associated fees, interest and expenses. Solazyme also agrees to separately deliver such instruments providing for such guarantee in forms satisfactory to Roquette, including (A) the “First Demand Payment Guarantee” (“FDPG”) executed by Solazyme concurrently with the execution of Amendment No. 1 to the Agreement dated November 9, 2011 and (B) just prior to the first draw-down by the Company on the facility under this Section 5.1(b), a separate FDPG (or a substantially equivalent instrument) executed by Solazyme’s bank (or similar financial institution) guaranteeing Solazyme’s obligations under this Section 5.1(b) (together, the “SZ Loan Guarantee”). Solazyme represents and warrants that the SZ Loan Guarantee does not conflict with or breach its obligations or covenants to its lenders for borrowed money, including the obligations under the Loan and Security Agreement dated as of May 11, 2011 by and between Solazyme and Silicon Valley Bank.

(c) The terms of the debt financings described in Section 5.1(a) and Section 5.1(b) shall be as set forth in Exhibit C. Such financings shall be used for the Company’s working capital needs.”

1.3. Amendment to Section 10.4(a)(ii). The first three sentences of Section 10.4(a)(ii) of the Agreement are hereby deleted in their entirety and replaced with the following:

“(ii) Phase 2 – Small Commercial (“Phase 2”). The Company shall obtain from Roquette small-scale production capacity (targeting a final capacity of approximately five thousand (5,000) metric tons of Product per annum); provided, however, that Solazyme acknowledges that such target is subject to certain operational efficiencies that may not be achievable, notwithstanding the terms of Section 2.2(b) of the Manufacturing Agreement or Exhibit B to the Board resolutions dated on or about September 30, 2011. Roquette agrees to pursue this target by

Confidential

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

designing and building at its own expense a manufacturing facility suitable for such scale of production in Lestrem, France, or other such location as the Board determines (the “Phase 2 Facility”).”

1.4. Deletion of Section 10.4(a)(iv). Section 10.4(a)(iv) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Reserved.”

1.5. Amendments to Exhibits. Exhibit C of the Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached hereto. Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

“Reserved.”

2. MISCELLANEOUS.

2.1. Full Force and Effect. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all the other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

2.2. Entire Agreement. This Amendment, together with the Agreement, represent the entire agreement of Solazyme and Roquette with respect to the subject matter hereof and supersedes all prior understandings and agreement with respect thereto.

2.3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of original signature pages sent by facsimile and/or PDF shall have the same effect as signature pages containing original signatures.

[Signatures follow.]

Confidential

IN WITNESS WHEREOF, Solazyme and Roquette have executed this Amendment as of the Amendment Effective Date.

SOLAZYME, INC.		ROQUETTE FRÈRES, S.A.

By:	/s/ Jonathan Wolfson	By:	/s/ Guy Talbourdet
Name:	Jonathan Wolfson	Name:	Guy Talbourdet
Title:	CEO	Title:	DG

Confidential

EXHIBIT C

FINANCING TERMS

1.	Debt financing to be used for the Company’s working capital needs in Phase 1 & 2, pursuant to Section 5.1(a), and in Phase 3, pursuant to Section 5.2(a)

Type of Financing

Revolving credit facility. Draw-downs can be made throughout the term of the facility. Paybacks of principal will be available for re-borrowing during the term of the facility. Loan documentation shall generally track the corresponding debt facility documents of Roquette being used to provide such revolver.

Term of Facility

Five (5) years from the facility commitment date. The facility commitment date for the working capital needs in Phase 1 & 2 pursuant to Section 5.1 shall be between the eighteenth (18th) and twenty-fourth (24th) monthly anniversary of the Effective Date, as then determined by the Board. The facility commitment date for the working capital needs in Phase 3 pursuant to Section 5.2(a) shall be the date upon which the Board unanimously agrees to proceed with the construction of the Phase 3 Facility as provided in Section 10.4(a)(iii).

Term of Borrowing

1, 3, 6 or 12 months from the draw-down of any loan under the credit facility.

Reference Interest Rate

* of the relevant period of withdrawal (i.e., the applicable * rate corresponding to the term of the loan, set on or about two (2) days before the borrowing date). Interest and principal of each withdrawal shall be paid with a single repayment on the maturity date of the withdrawal.

Margin

The margin for any borrowing under the credit facility shall be equal to the Roquette Lending Margin plus *. The Roquette Lending Margin shall mean * as of the date of the facility commitment date for the first year. At each anniversary date of the facility commitment date, the Roquette Lending Margin will be modified to reflect * negotiated during the preceding year.

Example (for illustration purposes only; rates given are not actual):

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Assumptions:

*

Points/Commitment Fees, Etc.

The Company will be obligated to pay to Roquette, on the facility commitment date, a commitment fee equal to *.

Upon each anniversary of the facility commitment date, the rate of the commitment fees will be reviewed to integrate the terms of the credit lines negotiated during the preceding year.

Example (for illustration purposes only; rates given are not actual):

Assumptions:

*

Covenants

1.	Financial Covenants (based on semi-annual audited financial statements)

The financial covenants will be agreed between Roquette and the Company shortly before the applicable facility commitment date, based upon the then current business plan of the Company. The type of covenants and terms of such covenants will be consistent with industry standards and the financial structure and financial ratios of the Company.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Non Financial Covenants

(a)	Pari Passu ranking

(b)	Material Adverse Change (“MAC”) means in the reasonable opinion of Roquette a material adverse effect on:

(i)	the business, operations, property, condition (financial or otherwise) or prospects of the Company;

(ii)	the ability of the Company to perform and comply with its obligations under financial documents; or

(iii)	the validity, legality or enforceability of financial documents.

Information Covenants

Including, subject to additional items as may be reasonably requested:

1.	copies of published consolidated annual and half-year audited financial accounts of the Company

2.	compliance certificate with each set of accounts

3.	annual budget

4.	notification of default

5.	details of any material litigation, arbitration or administrative proceedings

Events of Default

Subject to appropriate exceptions and remedy in relation to the Company (and, where relevant, its subsidiaries) including:

1.	non-payment (with a 3 business day grace period for technical/administrative error) under any financing documents

2.	any financial covenant breach

3.	failure to comply with any other obligations subject to agreed remedy periods (TBD) if capable of remedy

4.	cross default, subject to an agreed minimum amount (TBD)

5.	misrepresentation

6.	unlawfulness, invalidity of financing documents

7.	insolvency, insolvency proceedings

8.	cessation of business

9.	MAC

10.	Material Litigation

Security

All assets of the Company (other than the intellectual property rights and similar intangible property of the Company).

Other

Incidental fees (e.g., lender legal fees, recording fees etc.) will be paid by the Company

Mandatory Prepayment : All funding coming from any other source of funding may be used to repay the Roquette financing

2.	Debt financing to be used for the construction of the Phase 3 Facility, pursuant to Section 5.2(b)

The facility commitment date shall be the date upon which the Board unanimously agrees to proceed with:

•	The construction of the Phase 3 Facility as provided in Section 10.4(a)(iii); and

•	A funding agreement to be agreed and entered into by Roquette and the Company, based upon a Phase 3 business plan approved by the Board of the Company.

Funding of Phase 3 will be set up in line with the Phase 3 business plan approved by the Board of the Company.

Term of Borrowings

Type of Financing

Term loan credit facility. Draw-downs can be made throughout the term of the facility. Loan documentation shall generally track the corresponding debt facility documents of Roquette being used to provide such term loan.

Term loans shall have a 10 year maturity, with 10 year amortization and equal payments over the term.

Reference Interest Rate

*. The Company shall choose the relevant * on the date of draw-down. That reference interest rate shall reset as of the end of each relevant time period throughout the term of the loan. Interest and principal shall be paid on a current basis (annually).

Margin

The margin for any borrowing under the credit facility shall be equal to the sum of the following items:

•	*

Roquette shall set up specific funding to match the characteristics of the funding between Roquette and the Company. Costs of funding shall depend on market conditions.

•	*

Example (for illustration purposes only; rates given are not actual):

Assumptions:

*

Points/Commitment Fees, Etc.

The Company will be obligated to pay to Roquette, on the facility commitment date, a commitment fee equal to *.

Covenants

1.	Financial Covenants (based on semi-annual audited financial statements)

The financial covenants will be agreed between Roquette and the Company shortly before the applicable facility commitment date, based upon a Phase 3 business plan approved by the Board of the Company. The type of covenants and terms of such covenants will be consistent with industry standards and the financial structure and financial ratios of the Company.

2.	Non Financial Covenants

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)	Pari Passu ranking

(b)	Material Adverse Change (“MAC”) means in the reasonable opinion of Roquette a material adverse effect on:

(i)	the business, operations, property, condition (financial or otherwise) or prospects of the Borrower or the Group as a whole;

(ii)	the ability of the Company to perform and comply with its obligations under any financial documents; or

(iii)	the validity, legality or enforceability of any financial documents

Information Covenants

Including, subject to additional items as may be reasonably requested:

1.	copies of published consolidated annual and half-year audited financial accounts of the

2.	compliance certificate with each set of accounts

3.	annual budget

4.	notification of default

5.	details of any material litigation, arbitration or administrative proceedings

Events of Default

Subject to appropriate exceptions and remedy in relation to the Company (and, where relevant, its subsidiaries) including:

1.	non-payment (with a 3 business day grace period for technical/administrative error) under any financing documents

2.	any financial covenant breach

3.	failure to comply with any other obligations subject to agreed remedy periods (TBD) if capable of remedy

4.	cross default, subject to an agreed minimum amount (TBD)

5.	misrepresentation

6.	unlawfulness, invalidity of any financial documents

7.	insolvency, insolvency proceedings

8.	cessation of business

9.	MAC

10.	Material Litigation

Security

All assets of the Company (other than the intellectual property rights and similar intangible property of the Company).

Other

•	Incidental fees (e.g., lender legal fees, recording fees, etc.) will be paid by the Company.

•	Mandatory Prepayment: All funding coming from any other source of funding may be used to repay the Roquette financing.

3.	Debt financing to be used for the Company’s additional working capital, pursuant to Section 5.1(b)

Type of Financing

Revolving credit facility. Draw-downs can be made throughout the term of the facility. Paybacks of principal will be available for re-borrowing during the term of the facility. Loan documentation shall generally track the corresponding debt facility documents of Roquette being used to provide such revolver.

Term of Facility

Five (5) years from the facility commitment date. The facility commitment date for the financing shall be on or after July 12, 2012, as determined by the Board based upon the Company’s working capital needs.

Term of Borrowing

6 or 12 months from the draw-down of any loan under the credit facility.

Reference Interest Rate

* of the relevant period of withdrawal (i.e., the applicable * rate corresponding to the term of the loan, set on or about two (2) days before the borrowing date). Interest and principal of each withdrawal shall be paid with a single repayment on the maturity date of the withdrawal.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Margin

The margin for any borrowing under the credit facility shall be equal to the Roquette Lending Margin plus *.

The Roquette Lending Margin shall mean *. At each anniversary date of the facility commitment date, the Roquette Lending Margin will be modified to reflect *.

Example (for illustration purposes only; rates given are not actual):

Assumptions:

*

Points/Commitment Fees, Etc.

The Company will be obligated to pay to Roquette, on the facility commitment date, a commitment fee equal to *.

Upon each anniversary of the facility commitment date, the rate of the commitment fees will be reviewed to integrate the terms of the credit lines negotiated during the preceding year.

Example (for illustration purposes only; rates given are not actual):

Assumptions:

*

*

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Covenants

1.	Financial Covenants (based on semi-annual audited financial statements)

The financial covenants will be agreed between Roquette and the Company shortly before the applicable facility commitment date, based upon the then current business plan of the Company. The type of covenants and terms of such covenants will be consistent with industry standards and the financial structure and financial ratios of the Company.

2.	Non Financial Covenants

(a)	Pari Passu ranking

(b)	Material Adverse Change (“MAC”) means in the reasonable opinion of Roquette a material adverse effect on:

(i)	the business, operations, property, condition (financial or otherwise) or prospects of the Company;

(ii)	the ability of the Company to perform and comply with its obligations under financial documents; or

(iii)	the validity, legality or enforceability of financial documents.

Information Covenants

Including, subject to additional items as may be reasonably requested:

3.	copies of published consolidated annual and half-year audited financial accounts of the Company

4.	compliance certificate with each set of accounts

5.	annual budget

6.	notification of default

7.	details of any material litigation, arbitration or administrative proceedings

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Events of Default

Subject to appropriate exceptions and remedy in relation to the Company (and, where relevant, its subsidiaries) including:

8.	non-payment (with a 3 business day grace period for technical/administrative error) under any financing documents

9.	any financial covenant breach

10.	failure to comply with any other obligations subject to agreed remedy periods (TBD) if capable of remedy

11.	cross default, subject to an agreed minimum amount (TBD)

12.	misrepresentation

13.	unlawfulness, invalidity of financing documents

14.	insolvency, insolvency proceedings

15.	cessation of business

16.	MAC

17.	Material Litigation

Security

All assets of the Company (other than the intellectual property rights and similar intangible property of the Company).

Other

Incidental fees (e.g., lender legal fees, recording fees etc.) will be paid by the Company

Mandatory Prepayment : All funding coming from any other source of funding may be used to repay the Roquette financing.